                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                         ____________________________

                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event report)               October 15,  1997
                                                           ---------------------

The Money Store Inc. (as Representative under a Pooling and Servicing Agreement dated as of May 31, 1997 providing for the issuance of TMS Asset Backed Certificates, Series 1997-B) and each of the Originators listed on Schedule A attached hereto.

                             The Money Store, Inc.
                             ---------------------
            (Exact name of registrant as specified in its charter)


New Jersey                      33-58128-35                Applied For
----------                      -----------                -----------

State or other          (Commission                  (IRS Employer
jurisdiction of         File Number)                 ID Number)
incorporation)


2840  Morris  Avenue,  Union,  New  Jersey 07083
------------------------------------------------
(Address of principal executive officer)

Registrant's Telephone Number,
including area code:                                 (908) 686-2000
                                                     --------------


                               n/a
------------------------------------------------
(Former name or former address, if changed since last report)

Item 5         Other Events
               ------------

     Attached herein as Annex A is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the October 15, 1997 Remittance Date.

Item 7         Financial Statements and Exhibits
               ---------------------------------

     The quarterly financial statement for the period ended September 30, 1996 for MBIA Inc. is incorporated by reference to the Form 10Q filed by MBIA Inc. with the Securities and Exchange Commission on November 14, 1996.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                    MONEY STORE INC.


                                                    By: /s/ Harry Puglisi
                                                    ---------------------------
                                                            Harry Puglisi
                                                             Treasurer

          Dated:       October 31, 1997

                                  Schedule A

                              List of Originators
                              -------------------

                                    1997-B
                                    ------

                        The Money Store/Minnesota Inc.
                           The Money Store/D.C. Inc.
                        The Money Store/ Kentucky Inc.
                       The Money Store Home Equity Corp.
                               TMS Mortgage Inc.

SERVICER'S CERTIFICATE

IN ACCORDANCE WITH SECTION 6.10 OF THE POOLING AND SERVICING
AGREEMENT DATED AS OF MAY 31,1997, THE MONEY STORE INC.
REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1997-B
FOR THE OCTOBER 9, 1997 DETERMINATION DATE.

                                                                                          POOL I          POOL II        POOL III
1.  AGGREGATE AMOUNT RECEIVED (5.03 b)                                                  $12,089,616.00  $ 11,747,243.26  $79,282.51
    ADJ : RECALCULATION                                                                           0.00             0.00        0.00
                                                                                         ------------------------------------------

                                                                                         12,089,616.00    11,747,243.26   79,282.51


    LESS: SERVICE FEE (7.03 & 5.04)                                                          97,486.61        72,485.44    1,690.99
          CONTINGENCY FEE (7.03 & 5.04)                                                      97,486.61        72,485.44    1,690.99
          OTHER SERVICER FEES (Late Charges / Escrow) (7.03 & 5.04)                          87,310.52        85,303.66        0.00
          UNREIMBURSED MONTHLY ADVANCES (5.04 b)                                                  0.00             0.00        0.00
                                                                                         ------------------------------------------

                                                                                            282,283.74       230,274.54    3,381.98

    PLUS: MONTHLY ADVANCE (6.11) - INCLUDING
            COMPENSATING INTEREST (6.12)                                                          0.00       167,733.08    8,532.03
          PRE-FUNDING ACCOUNT TRANSFER (6.02)                                               756,237.36        35,351.05        0.00
          CAPITALIZED INTEREST ACCOUNT TRANSFER (6.02)                                       90,183.20             0.00        0.00

                                                                                         ------------------------------------------
                                                                                            846,420.56       203,084.13    8,532.03

    LESS: EXCESS SPREAD (I-19)                                                            1,079,793.96     1,220,067.13   26,117.52
          SUBORDINATION REDUCTION AMOUNT (I-56)                                                   0.00             0.00        0.00

                                                                                         ------------------------------------------

                                                                                          1,079,793.96     1,220,067.13   26,117.52
                                                                                         ------------------------------------------
    AVAILABLE REMITTANCE AMOUNT                                                          11,573,958.86    10,499,985.72   58,315.04
                                                                                         ==========================================

2.  (A) CLASS A-1 PRINCIPAL BALANCE AS REPORTED                                                           64,097,178.08
          IN PRIOR SERVICER'S CERTIFICATE

    (B) CLASS A-2 PRINCIPAL BALANCE AS REPORTED                                                           84,500,000.00
          IN PRIOR SERVICER'S CERTIFICATE

    (C) CLASS A-3 PRINCIPAL BALANCE AS REPORTED                                                          105,400,000.00
          IN PRIOR SERVICER'S CERTIFICATE

    (D) CLASS A-4 PRINCIPAL BALANCE AS REPORTED                                                           57,500,000.00
          IN PRIOR SERVICER'S CERTIFICATE

    (E) CLASS A-5 PRINCIPAL BALANCE AS REPORTED                                                           52,800,000.00
          IN PRIOR SERVICER'S CERTIFICATE

    (F) CLASS A-6 PRINCIPAL BALANCE AS REPORTED                                                           49,000,000.00
          IN PRIOR SERVICER'S CERTIFICATE

    (G) CLASS A-7 PRINCIPAL BALANCE AS REPORTED                                                           65,300,000.00
          IN PRIOR SERVICER'S CERTIFICATE

    (H) CLASS A-8  PRINCIPAL BALANCE AS REPORTED
          IN PRIOR SERVICER'S CERTIFICATE                                                     55,000,000.00

    (I) CLASS A-9 PRINCIPAL BALANCE AS REPORTED
          IN PRIOR SERVICER'S CERTIFICATE                                                    253,619,200.10

    (J) CLASS A-10 PRINCIPAL BALANCE AS REPORTED
          IN PRIOR SERVICER'S CERTIFICATE                                                    140,000,000.00

    (K) CLASS A-11 PRINCIPAL BALANCE  AS REPORTED
          IN PRIOR SERVICER'S CERTIFICATE                                                      9,240,325.94

3.  PRINCIPAL DISTRIBUTION AMOUNTS :
    CLASS A-1                                                                                  9,612,137.97
    CLASS A-2                                                                                          0.00
    CLASS A-3                                                                                          0.00
    CLASS A-4                                                                                          0.00
    CLASS A-5                                                                                          0.00
    CLASS A-6                                                                                          0.00
    CLASS A-7                                                                                          0.00
    CLASS A-8                                                                                          0.00

   TOTAL POOL I PRINCIPAL DISTRIBUTION AMOUNT :                                                9,612,137.97

    CLASS A-9                                                                                  9,765,502.12
    CLASS A-10                                                                                         0.00

   TOTAL POOL II PRINCIPAL DISTRIBUTION AMOUNT :                                               9,765,502.12

    CLASS A-11                                                                                    24,524.60

   TOTAL POOL III PRINCIPAL DISTRIBUTION AMOUNT :                                                 24,524.60

4. TOTAL  AMOUNT OF POOL I, II & III
    INSURED PAYMENTS                                                                                   0.00

5. (A) SUBORDINATED AMOUNT
           POOL I                                                                              3,123,728.62
           POOL II                                                                             3,459,904.43
           POOL III                                                                               72,730.00

   (B) SPECIFIED SUBORDINATED AMOUNT
           POOL I                                                                             14,025,000.00
           POOL II                                                                            15,375,000.00
           POOL III                                                                            2,500,000.00


6.  PRINCIPAL PREPAYMENT RECEIVED DURING
    THE DUE PERIOD                       # ACCOUNTS                                      DOLLARS
           POOL I                            148                                               6,281,084.46
           POOL II                            79                                               7,047,597.57
           POOL III                            0                                                       0.00

7.  AMOUNT OF CURTAILMENTS RECEIVED DURING
    THE DUE PERIOD
           POOL I                                                                  546,026.32
           POOL II                                                               1,323,885.79
           POOL III                                                                      0.00

8.  AMOUNT OF EXCESS AND MONTHLY PAYMENTS
    IN RESPECT OF PRINCIPAL RECEIVED DURING
    THE DUE PERIOD
           POOL I                                                                  607,285.74
           POOL II                                                                 318,922.51
           POOL III                                                                  1,789.06

9.  AMOUNT OF INTEREST RECEIVED
           POOL I                                                                4,567,908.96
           POOL II                                                               2,971,533.73
           POOL III                                                                 77,493.45

10.  (A)  AMOUNT OF MONTHLY ADVANCES INCLUDING COMPENSATING
          INTEREST TO BE MADE ON THE DETERMINATION DATE
          TO BE DEPOSITED IN THE CERTIFICATE
          ACCOUNT PURSUANT TO SECTION 6.01 (a) (ii)
           POOL I                                                                        0.00
           POOL II                                                                 167,733.08
           POOL III                                                                  8,532.03

     (B)  AMOUNT OF COMPENSATING INTEREST
           POOL I                                                                      905.15
           POOL II                                                                     365.96
           POOL III                                                                      0.00

11.  DELINQUENT AND FORECLOSURE INFORMATION (EXHIBIT O)

12.  THE AMOUNT OF REALIZED LOSSES DURING
     THE DUE PERIOD
           POOL I                                                                        0.00
           POOL II                                                                       0.00
           POOL III                                                                      0.00

13. CLASS A-1 REMITTANCE AMOUNT:
      (A) CURRENT INTEREST REQUIREMENT                         341,584.54
      (B) PRINCIPAL DISTRIBUTION AMOUNT                      9,612,137.97
      (C) CARRY FORWARD AMOUNT                                       0.00
      (D) MONTHLY ADVANCE FOR BANKRUPTCY                             0.00

      TOTAL CLASS A-1 REMITTANCE AMOUNT                                          9,953,722.51

    CLASS A-2 REMITTANCE AMOUNT:
      (A) CURRENT INTEREST REQUIREMENT                         452,075.00
      (B) PRINCIPAL DISTRIBUTION AMOUNT                              0.00
      (C) CARRY FORWARD AMOUNT                                       0.00
      (D) MONTHLY ADVANCE FOR BANKRUPTCY                             0.00

    TOTAL CLASS A-2 REMITTANCE AMOUNT                                              452,075.00

CLASS A-3 REMITTANCE AMOUNT:
      (A) CURRENT INTEREST REQUIREMENT                                   572,673.33
      (B) PRINCIPAL DISTRIBUTION AMOUNT                                        0.00
      (C) CARRY FORWARD AMOUNT                                                 0.00
      (D) MONTHLY ADVANCE FOR BANKRUPTCY                                       0.00

      TOTAL CLASS A-3 REMITTANCE AMOUNT                                                         572,673.33

     CLASS A-4 REMITTANCE AMOUNT:
      (A) CURRENT INTEREST REQUIREMENT                                   318,166.67
      (B) PRINCIPAL DISTRIBUTION AMOUNT                                        0.00
      (C) CARRY FORWARD AMOUNT                                                 0.00
      (D) MONTHLY ADVANCE FOR BANKRUPTCY                                       0.00

      TOTAL CLASS A-4 REMITTANCE AMOUNT                                                         318,166.67

     CLASS A-5 REMITTANCE AMOUNT:
      (A) CURRENT INTEREST REQUIREMENT                                   300,300.00
      (B) PRINCIPAL DISTRIBUTION AMOUNT                                        0.00
      (C) CARRY FORWARD AMOUNT                                                 0.00
      (D) MONTHLY ADVANCE FOR BANKRUPTCY                                       0.00

      TOTAL CLASS A-5 REMITTANCE AMOUNT                                                         300,300.00

     CLASS A-6 REMITTANCE AMOUNT:
      (A) CURRENT INTEREST REQUIREMENT                                   282,975.00
      (B) PRINCIPAL DISTRIBUTION AMOUNT                                        0.00
      (C) CARRY FORWARD AMOUNT                                                 0.00
      (D) MONTHLY ADVANCE FOR BANKRUPTCY                                       0.00

      TOTAL CLASS A-6 REMITTANCE AMOUNT                                                         282,975.00

     CLASS A-7 REMITTANCE AMOUNT:
      (A) CURRENT INTEREST REQUIREMENT                                   395,337.08
      (B) PRINCIPAL DISTRIBUTION AMOUNT                                        0.00
      (C) CARRY FORWARD AMOUNT                                                 0.00
      (D) MONTHLY ADVANCE FOR BANKRUPTCY                                       0.00

      TOTAL CLASS A-7 REMITTANCE AMOUNT                                                         395,337.08

     CLASS A-8 REMITTANCE AMOUNT:
      (A) CURRENT INTEREST REQUIREMENT                                   316,250.00
      (B) PRINCIPAL DISTRIBUTION AMOUNT                                        0.00
      (C) CARRY FORWARD AMOUNT                                                 0.00
      (D) MONTHLY ADVANCE FOR BANKRUPTCY                                       0.00

      TOTAL CLASS A-8 REMITTANCE AMOUNT                                                         316,250.00

POOL I REMITTANCE AMOUNT:
      (A) CURRENT INTEREST REQUIREMENT                                 2,979,361.63
      (B) PRINCIPAL DISTRIBUTION AMOUNT                                9,612,137.97
      (C) CARRY FORWARD AMOUNT                                                 0.00
      (D) MONTHLY ADVANCE FOR BANKRUPTCY                                       0.00

      TOTAL POOL I REMITTANCE AMOUNT                                                          12,591,499.60

     CLASS A-9 REMITTANCE AMOUNT:
       (A) CURRENT INTEREST REQUIREMENT                                1,216,579.60
       (B) PRINCIPAL DISTRIBUTION AMOUNT                               9,765,502.12
       (C) CARRY FORWARD AMOUNT                                                0.00
       (D) MONTHLY ADVANCE FOR BANKRUPTCY                                      0.00

       TOTAL CLASS A-9 REMITTANCE AMOUNT                                                      10,982,081.72

     CLASS A-10 REMITTANCE AMOUNT:
      (A) CURRENT INTEREST REQUIREMENT                                   659,166.67
      (B) PRINCIPAL DISTRIBUTION AMOUNT                                        0.00
      (C) CARRY FORWARD AMOUNT                                                 0.00
      (D) MONTHLY ADVANCE FOR BANKRUPTCY                                       0.00

      TOTAL CLASS A-10 REMITTANCE AMOUNT                                                         659,166.67

     POOL II REMITTANCE AMOUNT:
      (A) CURRENT INTEREST REQUIREMENT                                 1,875,746.27
      (B) PRINCIPAL DISTRIBUTION AMOUNT                                9,765,502.12
      (C) CARRY FORWARD AMOUNT                                                 0.00
      (D) MONTHLY ADVANCE FOR BANKRUPTCY                                       0.00

      TOTAL POOL II REMITTANCE AMOUNT                                                         11,641,248.39

     CLASS A-11 (POOL III) REMITTANCE AMOUNT:
      (A) CURRENT INTEREST REQUIREMENT                                    55,287.95
      (B) PRINCIPAL DISTRIBUTION AMOUNT                                   24,524.60
      (C) CARRY FORWARD AMOUNT                                                 0.00
      (D) MONTHLY ADVANCE FOR BANKRUPTCY                                       0.00

      TOTAL POOL III REMITTANCE AMOUNT                                                            79,812.55

  14.(A) REIMBURSABLE AMOUNTS                                                  0.00
     (B) CLASS X REMITTANCE AMOUNT PAYABLE PURSUANT
          TO SECTION 6.08(d) (iii) AND ( iv)
           POOL I                                                              0.00
           POOL II                                                            (0.00)
           POOL III                                                            0.00

15.(A) CLASS A-1 PRINCIPAL BALANCE AFTER
       DISTRIBUTION TO BE MADE ON THE
       REMITTANCE DATE AND AFTER ALLOCATION
       OF REALIZED LOSSES                                                 54,485,040.11

   (B) CLASS A-2 PRINCIPAL BALANCE AFTER
       DISTRIBUTION TO BE MADE ON THE
       REMITTANCE DATE AND AFTER ALLOCATION
       OF REALIZED LOSSES                                                 84,500,000.00

   (C) CLASS A-3 PRINCIPAL BALANCE AFTER
       DISTRIBUTION TO BE MADE ON THE
       REMITTANCE DATE AND AFTER ALLOCATION
       OF REALIZED LOSSES                                                105,400,000.00

   (D) CLASS A-4 PRINCIPAL BALANCE AFTER
       DISTRIBUTION TO BE MADE ON THE
       REMITTANCE DATE AND AFTER ALLOCATION
       OF REALIZED LOSSES                                                 57,500,000.00

   (E) CLASS A-5 PRINCIPAL BALANCE AFTER
       DISTRIBUTIONS TO BE MADE ON THE
       REMITTANCE DATE AND AFTER ALLOCATION
       OF REALIZED LOSSES                                                 52,800,000.00

   (F) CLASS A-6 PRINCIPAL BALANCE AFTER
       DISTRIBUTIONS TO BE MADE ON THE
       REMITTANCE DATE AND AFTER ALLOCATION
       OF REALIZED LOSSES                                                 49,000,000.00

   (G) CLASS A-7 PRINCIPAL BALANCE AFTER
       DISTRIBUTION TO BE MADE ON THE
       REMITTANCE DATE AND AFTER ALLOCATION
       OF REALIZED LOSSES                                                 65,300,000.00

   (H) CLASS A-8 PRINCIPAL BALANCE AFTER
       DISTRIBUTION TO BE MADE ON THE
       REMITTANCE DATE AND AFTER ALLOCATION
       OF REALIZED LOSSES                                                 55,000,000.00

   (i) CLASS A-9 PRINCIPAL BALANCE AFTER
       DISTRIBUTION TO BE MADE ON THE
       REMITTANCE DATE AND AFTER ALLOCATION
       OF REALIZED LOSSES                                                243,853,697.98

   (j) CLASS A-10 PRINCIPAL BALANCE AFTER
       DISTRIBUTION TO BE MADE ON THE
       REMITTANCE DATE AND AFTER ALLOCATION
       OF REALIZED LOSSES                                                140,000,000.00

    (K) CLASS A-11 PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                                                  9,215,801.34

    (L) TOTAL POOL I PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                                                523,985,040.11

    (M) TOTAL POOL II PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                                                383,853,728.52

    (N) TOTAL POOL III PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                                                  9,215,801.34

16. (A) MONTHLY EXCESS SPREAD PERCENTAGE (FOR POOL  I, II AND III)                                100.00%

    (B) EXCESS SPREAD (POOL I)                                                              1,079,793.96
        EXCESS SPREAD (POOL II)                                                             1,220,067.13
        EXCESS SPREAD (POOL III)                                                               26,117.52
        TOTAL EXCESS SPREAD (POOL I, II and III)                                            2,325,978.60

    (C) REMAINDER EXCESS SPREAD AMOUNT POOL I                                                       0.00
        REMAINDER EXCESS SPREAD AMOUNT POOL II                                                      0.00
        REMAINDER EXCESS SPREAD AMOUNT POOL III                                                     0.00
        TOTAL REMAINDER EXCESS SPREAD AMOUNT POOL I, II and III                                     0.00

17. CUMULATIVE REALIZED LOSSES
          POOL I                                                                                    0.00
          POOL II                                                                                   0.00
          POOL III                                                                                  0.00

18. (A) THE WEIGHTED AVERAGE MATURITY
          POOL I                                                                                 279.672
          POOL II                                                                                354.446
          POOL III                                                                               326.459

    (B) THE WEIGHTED AVERAGE MORTGAGE
        INTEREST RATE
          POOL I                                                                                  11.678%
          POOL II                                                                                 10.270%
          POOL III                                                                                11.479%

19. (A) SERVICING FEE FOR THE RELATED DUE PERIOD
          POOL I                                                                                  97,486.61
          POOL II                                                                                 72,485.44
          POOL III                                                                                 1,690.99

    (B) CONTINGENCY FEE FOR THE RELATED DUE PERIOD
          POOL I                                                                                  97,486.61
          POOL II                                                                                 72,485.44
          POOL III                                                                                 1,690.99

    (C) AMOUNT TO BE DEPOSITED TO THE EXPENSE ACCOUNT - TRUSTEE
          POOL I                                                                                  22,233.22
          POOL II                                                                                 16,400.80
          POOL III                                                                                   385.01

    (D) AMOUNT TO BE DEPOSITED TO THE INSURANCE ACCOUNT- MBIA
          POOL I                                                                                  40,020.00
          POOL II                                                                                 39,362.00
          POOL III                                                                                 4,235.00

    (F) CLASS A-11 AUCTION AGENT FEE                                                              23,041.67


20. AMOUNT OF PAYMENTS AND REIMBURSEMENTS TO THE
    SERVICERS PURSUANT TO:                                                         POOL I           POOL II
        (A) SECTION 5.04 (b)                                                         0.00              0.00
        (B) SECTION 5.04 (c)                                                         0.00              0.00
        (C) SECTION 5.04 (d)(ii)                                                     0.00              0.00
        (D) SECTION 5.04 (e)                                                         0.00              0.00
        (E) SECTION 5.04 (f)(i)                                                194,973.22        144,970.88

                                                                                 POOL III
        (A) SECTION 5.04 (b)                                                         0.00
        (B) SECTION 5.04 (c)                                                         0.00
        (C) SECTION 5.04 (d)(ii)                                                     0.00
        (D) SECTION 5.04 (e)                                                         0.00
        (E) SECTION 5.04 (f)(i)                                                  3,381.98

21. CLASS A-1 POOL FACTOR (I-5):
    CURRENT CLASS A-1 PRINCIPAL BALANCE                                     54,485,040.11        0.67683280
    ORIGINAL CLASS A-1 PRINCIPAL BALANCE                                    80,500,000.00

    CLASS A-2 POOL FACTOR (I-5):
    CURRENT CLASS A-2 PRINCIPAL BALANCE                                     84,500,000.00        1.00000000
    ORIGINAL CLASS A-2 PRINCIPAL BALANCE                                    84,500,000.00

    CLASS A-3 POOL FACTOR (I-5):
    CURRENT CLASS A-3 PRINCIPAL BALANCE                                    105,400,000.00        1.00000000
    ORIGINAL CLASS A-3 PRINCIPAL BALANCE                                   105,400,000.00

    CLASS A-4 POOL FACTOR (I-5):
    CURRENT CLASS A-4 PRINCIPAL BALANCE                                     57,500,000.00        1.00000000
    ORIGINAL CLASS A-4 PRINCIPAL BALANCE                                    57,500,000.00

CLASS A-5 POOL FACTOR (I-5):
CURRENT CLASS A-5 PRINCIPAL BALANCE                                              52,800,000.00           1.00000000
ORIGINAL CLASS A-5 PRINCIPAL BALANCE                                             52,800,000.00

CLASS A-6 POOL FACTOR (I-5):
CURRENT CLASS A-6 PRINCIPAL BALANCE                                              49,000,000.00           1.00000000
ORIGINAL CLASS A-6 PRINCIPAL BALANCE                                             49,000,000.00

CLASS A-7 POOL FACTOR (I-5):
CURRENT CLASS A-7 PRINCIPAL BALANCE                                              65,300,000.00           1.00000000
ORIGINAL CLASS A-7 PRINCIPAL BALANCE                                             65,300,000.00

CLASS A-8 POOL FACTOR (I-5):
CURRENT CLASS A-8 PRINCIPAL BALANCE                                              55,000,000.00           1.00000000
ORIGINAL CLASS A-8 PRINCIPAL BALANCE                                             55,000,000.00

POOL I FACTOR:
CURRENT POOL I PRINCIPAL BALANCE                                                523,985,040.11           0.95270007
ORIGINAL POOL I PRINCIPAL BALANCE                                               550,000,000.00

CLASS A-9 POOL FACTOR:
CURRENT CLASS A-10 PRINCIPAL BALANCE                                            243,853,697.98           0.90316184
ORIGINAL CLASS A-10 PRINCIPAL BALANCE                                           270,000,000.00

CLASS A-10 POOL FACTOR (I-5):
CURRENT CLASS A-11 PRINCIPAL BALANCE                                            140,000,000.00           1.00000000
ORIGINAL CLASS A-11 PRINCIPAL BALANCE                                           140,000,000.00

POOL II FACTOR:
CURRENT POOL II PRINCIPAL BALANCE                                               383,853,728.52           0.93622861
ORIGINAL POOL II PRINCIPAL BALANCE                                              410,000,000.00

CLASS A-11 (POOL III FACTOR (I-5):
CURRENT CLASS A-12 PRINCIPAL BALANCE                                              9,215,801.34           0.92158013
ORIGINAL CLASS A-12 PRINCIPAL BALANCE                                            10,000,000.00

22. (A) WEIGHTED AVERAGE MORTGAGE INTEREST RATE
        POOL I                                                                                               11.678%
        POOL II                                                                                              10.270%
        POOL III                                                                                             11.479%

    (B) ADJUSTED MORTGAGE INTEREST RATE OF THE MORTGAGE LOANS
        POOL I                                                                                               11.038%
        POOL II                                                                                               9.403%
        POOL III                                                                                             10.379%

    (C) WEIGHTED AVERAGE CLASS A-1, CLASS A-2, CLASS A-3, CLASS A-4, CLASS A-5, CLASS A-6,
        CLASS A-7, CLASS A-8 AND CLASS A-9 ADJUST MORTGAGE LOAN REMITTANCE RATE                               6.846%
        CLASS A-10 AND CLASS A-11  ADJUSTED MORTGAGE LOAN REMITTANCE RATE                                     5.960%
        CLASS A-12 ADJUSTED MORTGAGE LOAN REMITTANCE RATE                                                     7.780%


                                                                             -------------------------------------------------------
    (D) WEIGHTED AVERAGE MORTGAGE INTEREST RATE FOR                             07/31/97                08/31/97        09/30/97
                                                                             -------------------------------------------------------
        POOL I                                                                  11.612%                 11.609%         11.678%
        POOL II                                                                 10.228%                 10.235%         10.270%
        POOL III                                                                11.496%                 11.479%         11.479%

23. CLASS A-9  REMITTANCE RATE                                                                        5.75625%
    CLASS A-10  REMITTANCE RATE (BASED ON AUCTION RATE)                                               5.6500%

    IF REMITTANCE RATES BASED ON THE NET FUNDS CAP
    LIBOR PLUS MARGIN FOR  CLASS A-9                                                                 N/A
    AUCTION FEE FOR CLASS A-10                                                                       N/A

24. (A) LIBOR RATE                                                                                    5.65625%
    (B) AUCTION RATE                                                                               5.650%

25. POOL II  NET FUNDS CAP (RATE)                                                                       9.763%
    CLASS A-9 NET FUNDS CAP                                                                              0.00
    CLASS A-10 NET FUNDS CAP                                                                             0.00

26. CLASS A-9 CERTIFICATEHOLDERS' LIBOR INTEREST CARRYOVER                                               0.00
    CLASS A-10 CERTIFICATEHOLDERS' LIBOR INTEREST CARRYOVER                                              0.00
                                                                                                         0.00
27. (A) AMOUNT OF DISTRIBUTION ALLOCABLE TO LIBOR
    INTEREST CARRYOVER                                                                                   0.00
    (B) LIBOR INTEREST CARRYOVER BALANCE                                                                 0.00

28. OTHER INFORMATION
    SPREAD ACCOUNT BALANCES
     POOL I                                                                                              0.00
     POOL II                                                                                             0.00
     POOL III                                                                                            0.00

                             EXHIBIT O ( POOL I )
                 REMIC DELINQUENCIES AS OF -SEPTEMBER 30, 1997

REMIC             OUTSTANDING      #
SERIES            DOLLARS          ACCOUNTS    RANGES            AMOUNT              NO       PCT
1997-B-I        $529,286,506.91    11880         1 TO 29 DAYS      72,571,839.59     1756     13.71%
                                                30 TO 59 DAYS       7,004,292.43      140      1.32%
                                                60 TO 89 DAYS       3,058,500.91       65      0.58%
                                                90 AND OVER         2,541,537.13       37      0.48%

                                                FORECLOSURE           260,984.94        2      0.05%
                                                REO PROPERTY                0.00        0      0.00%

                                                TOTALS            $85,437,155.00    2,000     16.14%
                                                                  =================================


                             EXHIBIT O ( POOL II )

                 REMIC DELINQUENCIES AS OF -SEPTEMBER 30, 1997

REMIC           OUTSTANDING        #
SERIES          DOLLARS            ACCOUNTS    RANGES            AMOUNT              NO       PCT
1997-B-II       $388,388,668.12    4740          1 TO 29 DAYS      51,743,874.92      653     13.32%
                                                30 TO 59 DAYS       5,142,495.34       68      1.32%
                                                60 TO 89 DAYS       2,534,657.18       35      0.65%
                                                90 AND OVER         2,635,543.89       31      0.68%

                                                FORECLOSURE           109,977.71        2      0.03%
                                                REO PROPERTY                0.00        0      0.00%

                                                TOTALS            $62,166,549.04      789     16.01%
                                                                  =================================

                            EXHIBIT O ( POOL III )

                 REMIC DELINQUENCIES AS OF -SEPTEMBER 30, 1997

REMIC           OUTSTANDING        #
SERIES          DOLLARS            ACCOUNTS    RANGES            AMOUNT              NO       PCT
1997-B-III      9,304,503.71              49   1 TO 29 DAYS              0.00          0      0.00%
                                              30 TO 59 DAYS        269,000.00          1      2.89%
                                              60 TO 89 DAYS              0.00          0      0.00%
                                              90 AND OVER          273,000.00          1      2.93%

                                              FORECLOSURE                0.00          0      0.00%
                                              REO PROPERTY               0.00          0      0.00%

                                              TOTALS              $542,000.00          2      5.83%
                                                                  ================================

1997-B

The following additional information, presented in dollars, pursuant to
Section 6.10 subclauses (ii), (vi), (vii), (viii), (xiii), (xv), (xxxvi) is provided for each Class per $1,000 (or per $25,000 for Class A-10) original dollar amount as of the Cut-Off Date.

                                      POOL I

SUBCLAUSE                     CLASS A-1              CLASS A-2              CLASS A-3              CLASS A-4
-------------------------------------------------------------------------------------------------------------
(ii)                                796.24               1,000.00               1,000.00               1,000.00

(vi)                                 78.03                   0.00                   0.00                   0.00

(vii)                                 6.78                   0.00                   0.00                   0.00

(viii)                                7.54                   0.00                   0.00                   0.00

(xiii)     (a)                        4.24                   5.35                   5.43                   5.53
           (b)                      119.41                   0.00                   0.00                   0.00
           (c)                        0.00                   0.00                   0.00                   0.00
           (d)                        0.00                   0.00                   0.00                   0.00

(xv)                                676.83               1,000.00               1,000.00               1,000.00

(xxxvi)                               0.00                   0.00                   0.00                   0.00


SUBCLAUSE                     CLASS A-5              CLASS A-6              CLASS A-7              CLASS A-8
---------------------------------------------------------------------------------------------------------------
(ii)                              1,000.00               1,000.00               1,000.00               1,000.00

(vi)                                  0.00                   0.00                   0.00                   0.00

(vii)                                 0.00                   0.00                   0.00                   0.00

(viii)                                0.00                   0.00                   0.00                   0.00

(xiii)     (a)                        5.69                   5.78                   6.05                   5.75
           (b)                        0.00                   0.00                   0.00                   0.00
           (c)                        0.00                   0.00                   0.00                   0.00
           (d)                        0.00                   0.00                   0.00                   0.00

(xv)                              1,000.00               1,000.00               1,000.00               1,000.00

(xxxvi)                               0.00                   0.00                   0.00                   0.00


                               POOL II                                                             POOL III

SUBCLAUSE                     CLASS A-9              CLASS A-10                                    CLASS A-11
-----------------------------------------------------------------                                 -------------
(ii)                                939.33               2,500.00                                        924.03

(vi)                                  0.00                   0.00                                          0.00

(vii)                                 0.65                   0.00                                          0.00

(viii)                                0.54                   0.00                                          0.18

(xiii)     (a)                        4.51                  11.77                                          5.53
           (b)                       36.17                   0.00                                          2.45
           (c)                        0.00                   0.00                                          0.00
           (d)                        0.00                   0.00                                          0.00

(xv)                                903.16               2,500.00                                        921.58

(xxxvi)                               0.00                   0.00                                          0.00